Commitments and Contingencies	12 Months Ended
Mar. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

18. COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases certain office space and equipment and employee housing under cancelable and noncancelable lease agreements. Leased assets under capital leases are comprised of the following:

(¥ in millions)
At March 31:	2011	2010
Machinery and equipment	¥7,616	¥11,633
Accumulated depreciation	(5,839)	(7,572)
Software	237	302

	¥2,014	¥4,363

Amortization expenses under capital leases for the years ended March 31, 2011, 2010, and 2009 were ¥2,269 million, ¥4,550 million, and ¥4,840 million, respectively.

The following table presents the annual maturities of future minimum lease commitments under capital and non-cancelable operating leases at March 31, 2011:

(¥ in millions)
Years ending March 31:	Capital Leases	Operating Leases
2012	¥2,060	¥906
2013	850	708
2014	137	525
2015	75	275
2016	28	165
2017 and thereafter	14	114

Total minimum lease payments	3,164	¥2,693

Less: amounts representing interest	(46)

Present value of net minimum capital lease payments	¥3,118

Capital lease obligations are included in the current portion of long-term debt and long-term debt in the consolidated balance sheets. Rental expenses under operating leases for the years ended March 31, 2011, 2010, and 2009 were ¥4,373 million, ¥4,942 million, and ¥5,281 million, respectively.

Commitments for capital expenditures outstanding at March 31, 2011 amounted to ¥545 million.

Guarantees

The Company is contingently liable as guarantor of the indebtedness of distributors including affiliated companies, and customers for their borrowings from financial institutions. The Company would have to perform under these guarantees in the event of default on a payment within the guarantee periods of 1 year to 10 years. The maximum potential amount of undiscounted future payments of these financial guarantees at March 31, 2011 was ¥9,178 million. The fair value of these financial guarantees is not material and the probability of incurrence of a loss is remote.

The Company issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a specified period or term. The Company determines its reserve for product warranties based on an analysis of the historical data of costs to perform under product warranties.

The following table presents the reconciliation of the beginning and ending balances of accrued product warranty cost:

(¥ in millions)
For the years ended March 31:	2011	2010
Balance at beginning of year	¥6,707	¥6,031
Addition	3,750	4,284
Utilization	(4,305)	(3,739)
Other	(554)	131

Balance at end of year	¥5,598	¥6,707

Accrued product warranty cost is included in other current liabilities in the consolidated balance sheets.

Legal Proceedings

The Company is subject to various legal actions arising in the ordinary course of business. The following is a summary of the significant legal proceedings.

(Anti-Trust)

In December 1999, the Company received a surcharge order from the Fair Trade Commission of Japan for a violation of the Anti-Monopoly Law relating to participation in fixing the shares of ductile iron straight pipe orders in Japan. In June 2009, the Company received, as a result of the hearing procedure, the ultimate decision which ordered the Company to pay the surcharge of ¥ 7,072 million, and the Company paid the surcharge during the year ended March 31, 2010. However, the Company filed a revocation suit to the Tokyo High Court considering the ultimate decision unacceptable in July 2009.

The Company recorded the surcharge as selling, general, and administrative expenses for the year ended March 31, 2009 based on the preliminary decision of the commission.

(Asbestos-Related Lawsuits)

Since May 2007, the Company has been subject to 10 asbestos-related lawsuits in Japan, which were filed against the Company or defendant party consisting of the Japanese Government and asbestos-related companies including the Company. The claims for compensation totaling ¥16,274 million consisted mostly of six lawsuits, which concerned a total of 416 construction workers who suffered from asbestos-related diseases, and were filed against the Japanese Government and 46 asbestos-related companies including the Company. The Company does not have any cost-sharing arrangements with other potentially responsible parties for these 10 lawsuits.

The Company is not able to predict the ultimate outcome of these lawsuits or the timing of settlement due to inherent uncertainties in lawsuits.

Matters Related to Health Hazard of Asbestos

(Background)

Until 1995, the Company's plant in Amagasaki, Hyogo Prefecture, Japan, had produced asbestos-containing products. The Company decided to make voluntary consolation payments to certain residents in June 2005, and established the relief payment system in place of the consolation payment to the residents in April 2006. With regard to the current and former employees who suffered and are suffering from asbestos-related diseases, the Company will make the compensation which is not required by law but is made in accordance with the Company's internal policies.

The Japanese government established the Law for the Relief of Patients Suffering from Asbestos-Related Diseases (Asbestos Law) in March 2006. This law was enacted for the purpose of promptly providing relief to the people suffering from asbestos-related diseases who are not eligible for relief by compensation from the Insurance in accordance with the Workers' Accident Compensation Insurance Law. The relief aid payments are contributed by the national government, municipal governments, and business entities. The contribution made by business entities includes a special contribution by the companies which operated a business closely related to asbestos, and commenced from the year ended March 31, 2008.

(Accounting for Asbestos-Related Expenses)

The Company expenses the consolation payments, the relief payments, and the compensation for employees, based on the Company's accounting policies and procedures. The Company accrues in those cases where the conditions of loss contingencies are met. (See Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.) The recorded expenses totaled ¥1,155 million, ¥503 million, and ¥1,155 million for the years ended March 31, 2011, 2010, and 2009, respectively, which were included in selling, general, and administrative expenses. The Company has accrued balances for the asbestos-related expenses of ¥390 million, ¥352 million, and ¥721 million at March 31, 2011, 2010, and 2009, respectively. Though the Company believes that this amount appears to be a better estimate than any other amount within a reasonably estimable range of amounts, the additional exposure to loss in excess of this accrued amount of ¥840 million exists.

Since the Company has no basis or information to estimate the number of current and former employees and residents who lived near the Company's plant that are going to apply for payments, such payments are not included in the accrued amounts. The Company believes it is not possible to reasonably estimate the amount of its ultimate liability relating to this contingency. However, the Company believes the asbestos-related issues contain potentially material risks for the Company's consolidated results of operations, financial position, and its liquidity.